Exhibit 2.1

FORM OF STAKEHOLDERS’ AGREEMENT

This STAKEHOLDERS’ AGREEMENT (this “Agreement”) is dated as of [       ], 2016, and is made by and among EXTRACTION OIL & GAS HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), EXTRACTION OIL & GAS LLC, a Delaware limited liability company and wholly-owned subsidiary of Holdings (the “Registrant”) and the other signatories hereto (collectively, the “Existing Members”). The Existing Members, together with certain members of management and other employees of Holdings (“XOG Management”), are sometimes referred to in this Agreement as the “Current Interest Holders.”

Terms that are capitalized but not defined shall have the meanings assigned to such terms in Article I hereof or in the Third Amended and Restated Limited Liability Company Agreement of Holdings dated [•], 2016 (the “Holdings LLC Agreement”).

PREAMBLE:

WHEREAS, as of the date hereof, Holdings has six separate classes of limited liability company interests issued under the Holdings LLC Agreement: (i) Tranche A Equity Units, (ii) Tranche C Equity Units, (iii) Restricted Units, (iv) Incentive Units, (v) Series A Preferred Units and (vi) Series B Preferred Units;

WHEREAS, as of the date hereof, the Existing Members own all of the issued and outstanding Tranche A Equity Units and Tranche C Equity Units;

WHEREAS, as of the date hereof, the members of XOG Management own all of the issued and outstanding Restricted Units and Incentive Units;

WHEREAS, Holdings is the sole member of the Registrant;

WHEREAS, the Registrant has filed a Registration Statement on Form S-1 (No. 333-213634) (the “Registration Statement”) with the United States Securities and Exchange Commission relating to the initial public offering (the “Offering”) by the Registrant pursuant to a Registration Statement of its shares of common stock  (“Common Stock”);

WHEREAS, in connection with the Offering, Holdings will cause the Registrant to convert from a Delaware limited liability company to a Delaware corporation and change its name from Extraction Oil & Gas, LLC to Extraction Oil & Gas, Inc.;

WHEREAS, in connection with the Offering, the Registrant will use a portion of the proceeds of the Offering to redeem all of the issued and outstanding Series A Preferred Units for cash in accordance with and pursuant to the terms of the Series A Purchase Agreement and the Holdings LLC Agreement;

WHEREAS, in connection with the Offering, Holdings will merge with and into the Registrant, pursuant to which, among other things, (i) holders of Tranche A Equity Units, Tranche C Equity Units, Restricted Units and Incentive Units will be entitled to receive shares of common stock in the Registrant following the Escrow Period (as defined herein), (ii) holders of

Series B Preferred Units will be entitled to receive shares of preferred stock in the Registrant and (iii) all of the subsidiaries of Holdings will become subsidiaries of the Registrant;

WHEREAS, the shares of common stock in the Registrant issuable to holders of Tranche A Equity Units, Tranche C Equity Units, Restricted Units and Incentive Units will be held in escrow on the books of the Registrant’s transfer agent and registrar (the “Transfer Agent”) for the Escrow Period  in order to determine the allocation of such shares pursuant to Section 4.4 of the Holdings LLC Agreement; and

WHEREAS, the parties to this Agreement wish to set forth the agreements among themselves relating to the transactions set forth in this Preamble.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the parties agree as follows:

ARTICLE I

DEFINITIONS

1.1          Defined Terms.  When used in this Agreement, the following terms shall have the respective meanings set forth below:

“Agreement” is defined in the introduction of this Agreement.

“Business Day” means any day other than a Saturday, Sunday, or a legal holiday for commercial banks in Wilmington, Delaware.

“Common Stock” is defined in the Preamble of this Agreement.

“Conversion” is defined in Section 3.1 of this Agreement.

“Conversion Shares” is defined in Section 3.1 of this Agreement.

“Current Interest Holders” is defined in the introduction of this Agreement.

“Escrow Period” is defined in Section 3.3 of this Agreement.

“Existing Members” is defined in the introduction of this Agreement.

“Holdings” is defined in the introduction of this Agreement.

“Holdings LLC Agreement” is defined in the introduction of this Agreement.

“Incentive Units” has the meaning ascribed to such term in the Holdings LLC Agreement.

“Merger Agreement” means the Merger Agreement to be entered into by and between Holdings and the Registrant substantially concurrently with the closing of the Offering.

“Offering” is defined in the Preamble of this Agreement.

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“Registrant” is defined in the introduction of this Agreement.

“Registration Statement” is defined in the Preamble of this Agreement.

“Restricted Units” has the meaning ascribed to such term in the Holdings LLC Agreement.

“Series A Purchase Agreement” means [•].

“Series B Purchase Agreement” means [•].

“Tranche A Equity Units” has the meaning ascribed to such term in the Holdings LLC Agreement.

“Tranche C Equity Units” has the meaning ascribed to such term in the Holdings LLC Agreement.

“Transfer Agent” is defined in the Preamble of this Agreement.

“XOG Management” is defined in the introduction of this Agreement.

ARTICLE II

CONDITIONS TO EFFECTIVENESS

The effectiveness of the provisions of this Agreement is subject to the consummation by the Registrant of the Offering.

ARTICLE III

CONVERSION; REDEMPTION AND ISSUANCE TO ESCROW

3.1          Conversion of Registrant.  Prior to the closing of the Offering, the Registrant will be converted from a Delaware limited liability company to a Delaware corporation (the “Conversion”) and all of the ownership interests of Holdings in the Registrant will be converted into a number of shares of Common Stock pursuant to the Merger Agreement (the “Conversion Shares”).

3.2          Public Sale of Shares. In connection with the closing of the Offering, the Registrant will issue the number shares of Common Stock to the public as set forth in the prospectus contained in the Registration Statement.

3.3          Redemption of the Series A Preferred Units.  Substantially concurrently with the closing of the Offering, the Registrant shall use a portion of the proceeds of the Offering to redeem all of the Series A Preferred Units then outstanding for cash at a price calculated in accordance with the Series A Purchase Agreement and the Holdings LLC Agreement.

3.4          Merger of Holdings into the Registrant. Substantially concurrently with the closing of the Offering, Holdings will merge with and into the Registrant, pursuant to which, among other things, (i) holders of Tranche A Equity Units, Tranche C Equity Units, Restricted

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Units and Incentive Units will be entitled to receive shares of common stock in the Registrant following the Escrow Period (as defined herein), (ii) holders of Series B Preferred Units will be entitled to receive shares of preferred stock in the Registrant and (iii) all of the subsidiaries of Holdings will become subsidiaries of the Registrant, all in accordance with the merger agreement in substantially the form set forth on Exhibit A to this Agreement.

3.5          Issuance of Conversion Shares to Escrow.  In connection with the Offering, the Registrant will issue the Conversion Shares into escrow with the Transfer Agent for the 2 Business Days following the initial 10 trading days during which the Registrant’s Common Stock is publicly traded on the NASDAQ Global Select Market (the “Escrow Period”) or any other securities exchange that has registered with the Securities and Exchange Commission. After the Escrow Period, the Registrant will determine the allocation and amount of Conversion Shares to be distributed to all holders of Tranche A Equity Units, Tranche C Equity Units, Restricted Units and Incentive Units (i) in accordance with Section 4.4 of the Holdings LLC Agreement and (ii) based on a the volume weighted average price of the Registrant’s publicly traded shares of Common Stock, as calculated by the Registrant’s Chief Financial Officer, during the initial 10 days during which the Registrant’s Common Stock is traded on the NASDAQ Global Select Market or any other securities exchange that has registered with the Securities and Exchange Commission.

3.6          Waiver of Rights of Equity Holders.  Following distribution of the Conversion Shares, none of the Current Interest Holders shall be entitled to any further distributions or payments from the Registrant or Holdings pursuant to the Holdings LLC Agreement or otherwise with respect to the Registrant or its assets or operations; provided, however, that nothing in this Agreement shall affect the interests, rights and obligations of the Current Interest Holders pursuant to the Holdings LLC Agreement prior to the Offering.

3.7          Tax Treatment.  The parties hereto agree to (i) report the Conversion generally as a tax-free transaction for federal income tax purposes and (ii) take no action to cause such exchange to fail to so qualify.

ARTICLE IV

MISCELLANEOUS

4.1          Specific Performance.  Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

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4.2          Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

4.3          Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

4.4          Governing Law.  The laws of the State of Delaware shall govern this Agreement without regard to principles of conflict of laws.

4.5          Severability of Provisions.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

4.6          Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

4.7          Amendment.  This Agreement may be amended only by means of a written amendment signed by all parties to this Agreement.

4.8          No Presumption.  If any claim is made by a party relating to any conflict, omission, or ambiguity in this Agreement, then no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

[Signature pages follow]

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IN WITNESS WHEREOF, the undersigned have executed this STAKEHOLDERS’ AGREEMENT as of the date first above set forth.

COMPANY:

EXTRACTION OIL & GAS HOLDINGS, LLC

By:
Name:
Title:

[Signature Page to Extraction Oil & Gas Holdings, LLC

Stakeholder’s Agreement]

MEMBERS:

YORKTOWN ENERGY PARTNERS IX, L.P.

By:	Yorktown IX Company LLC, its general partner

By:	Yorktown IX Associates, LLC, its general partner

By:
Name:
Title:

YORKTOWN ENERGY PARTNERS X, L.P.

By:	Yorktown X Company LLC, its general partner

By:	Yorktown X Associates, LLC, its general partner

By:
Name:
Title:

YORKTOWN ENERGY PARTNERS X, L.P.

By:	Yorktown XI Company LLC, its general partner

By:	Yorktown XI Associates, LLC, its general partner

By:
Name:
Title:

[Signature Page to Extraction Oil & Gas Holdings, LLC

Stakeholder’s Agreement]

YT EXTRACTION CO INVESTMENT PARTNERS, LP

By:	YT Extraction Company LLC, its general partner

By:	YT Extraction Associates, LLC, its general partner

By:
Name:
Title:

EXTRACTION OPPORTUNITY SPV, LP

By:

By:
Name:
Title:

HEO I, L.P.
By:

By:
Name:
Title:

MACOMA ENERGY OPPORTUNITIES IV, LP

By:

By:
Name:
Title:

[Signature Page to Extraction Oil & Gas Holdings, LLC

Stakeholder’s Agreement]

BRONCO INVESTMENTS (EQ), LLC

By:
Name:
Title:

MSD ENERGY INVESTMENTS PRIVATE III, LLC

By:
Name:
Title:

[Signature Page to Extraction Oil & Gas Holdings, LLC

Stakeholder’s Agreement]

NB PEP HOLDINGS LIMITED

By:

By:
Name:
Title:

NB CROSSROADS XX-MC HOLDINGS L.P.

By:

By:
Name:
Title:

NB SAUGER FUND LIMITED PARTNERSHIP

By:

By:
Name:
Title:

NBSCIP II EXTRACTION HOLDINGS L.P.

By:

By:
Name:
Title:

NB SOF III HOLDINGS L.P.

By:

By:
Name:
Title:

[Signature Page to Extraction Oil & Gas Holdings, LLC

Stakeholder’s Agreement]

SBC MASTER PENSION TRUST

By:

By:
Name:
Title:

RED RIVER DIRECT INVESTMENT FUND II, L.P.

By:

By:
Name:
Title:

BR/ERB CO-INVESTMENT FUND II, L.P.

By:

By:
Name:
Title:

BLACKROCK PRIVATE OPPORTUNITIES FUND III, L.P.

By:

By:
Name:
Title:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:
Name:
Title:

[Signature Page to Extraction Oil & Gas Holdings, LLC

Stakeholder’s Agreement]

BLACKROCK PRIVATE EQUITY ONSHORE HOLDINGS IV, L.P.

By:

By:
Name:
Title:

VESEY STREET EMPLOYEE FUND IV, L.P.

By:

By:
Name:
Title:

VESEY STREET FUND V, L.P.

By:

By:
Name:
Title:

VESEY STREET FUND V-M, L.P.

By:

By:
Name:
Title:

Orange PEP Fund, L.P.

By:

By:
Name:
Title:

[Signature Page to Extraction Oil & Gas Holdings, LLC

Stakeholder’s Agreement]

Orange PEP Fund, L.P.

By:

By:
Name:
Title:

NHRS Private Opportunities Fund, L.P.

By:

By:
Name:
Title:

OV Private Opportunities L.P.

By:

By:
Name:
Title:

The Equity-Broadway League Private Equity Fund I, L.P.

By:

By:
Name:
Title:

Arthur Street Fund IV, L.P.

By:

By:
Name:
Title:

[Signature Page to Extraction Oil & Gas Holdings, LLC

Stakeholder’s Agreement]

Vesey Street Fund IV, L.P.

By:

By:
Name:
Title:

[Signature Page to Extraction Oil & Gas Holdings, LLC

Stakeholder’s Agreement]

Marc Ezralow 1997 Trust u/t/d 11/26/1997

By:

By:
Name:
Title:

Bryan Ezralow 1994 Trust u/t/d 12/22/1994

By:

By:
Name:
Title:

SPA Trust u/t/d 09/13/2004

By:

By:
Name:
Title:

Marc Ezralow Irrevocable Trust u/t/d 06/01/2004

By:

By:
Name:
Title:

EMSE, LLC

By:

By:
Name:
Title:

[Signature Page to Extraction Oil & Gas Holdings, LLC

Stakeholder’s Agreement]

Elevado Investment Co, LLC

By:

By:
Name:
Title:

EZ Colony Partners, LLC

By:

By:
Name:
Title:

Ezralow, Marshall S. Roth IRA JP Morgan Clearing Corporation as Custodian for

By:

By:
Name:
Title:

Ezralow, Marshall S. Roth IRA Equity Institutional as custodian for

By:

By:
Name:
Title:

BJM Partners

By:

By:
Name:
Title:

[Signature Page to Extraction Oil & Gas Holdings, LLC

Stakeholder’s Agreement]

D.R. Richard Berwind

By:

By:
Name:
Title:

David M. Berwind

By:

By:
Name:
Title:

Berwind LLC

By:

By:
Name:
Title:

David M. Berwind, III

By:

By:
Name:
Title:

ChipMar, LLC

By:

By:
Name:
Title:

[Signature Page to Extraction Oil & Gas Holdings, LLC

Stakeholder’s Agreement]

Double D, LLC

By:

By:
Name:
Title:

Gail B. Warden

By:

By:
Name:
Title:

Sarah Warden

By:

By:
Name:
Title:

William H. Brine III

By:

By:
Name:
Title:

Hope W. Chik Living Trust dated 8/31/2011

By:

By:
Name:
Title:

[Signature Page to Extraction Oil & Gas Holdings, LLC

Stakeholder’s Agreement]

Louis Crosier

By:

By:
Name:
Title:

Timothy Triplett

By:

By:
Name:
Title:

[Signature Page to Extraction Oil & Gas Holdings, LLC

Stakeholder’s Agreement]

Lexington Co-Investment Partners III, L.P.

By:

By:
Name:
Title:

[Signature Page to Extraction Oil & Gas Holdings, LLC

Stakeholder’s Agreement]

Arcadia Extraction Investors, LLC

By:

By:
Name:
Title:

[Signature Page to Extraction Oil & Gas Holdings, LLC

Stakeholder’s Agreement]

Andrew Lessman

By:

By:
Name:
Title:

[Signature Page to Extraction Oil & Gas Holdings, LLC

Stakeholder’s Agreement]

FSEP Investments, Inc.

By:

By:
Name:
Title:

[Signature Page to Extraction Oil & Gas Holdings, LLC

Stakeholder’s Agreement]

SERIES A PREFERRED INVESTOR:

APOLLO ENERGY OPPORTUNITY FUND AIV I LP

By: Apollo Energy Opportunity Advisors (APO DC) LP, its general partner

By: Apollo Energy Opportunity Advisors (APO DC) GP LLC, its general partner

By:
Name: Joseph D. Glatt
Title: Vice President

APOLLO CREDIT OPPORTUNITY FUND III AIV I LP

By: Apollo Credit Opportunity Management III LLC, its investment manager

By:
Name: Joseph D. Glatt
Title: Vice President

ZEUS STRATEGIC US HOLDINGS L.P.

By: Apollo Zeus Strategic Advisors, L.P., its general partner

By: Apollo Zeus Strategic Advisors, LLC, its general partner

By:
Name: Joseph D. Glatt
Title: Vice President

APOLLO A-N CREDIT FUND (DC), LLC

By: Apollo A-N Credit Management, LLC, its manager

By:
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Extraction Oil & Gas Holdings, LLC

Stakeholder’s Agreement]

APOLLO THUNDER PARTNERS, L.P.

By: Apollo Thunder Management, LLC, its investment manager

By:
Name: Joseph D. Glatt
Title: Vice President

AESI II US HOLDINGS L.P.

By: AES Advisors II, L.P., its general partner

By: AES Advisors II GP, LLC, its general partner

By:
Name: Joseph D. Glatt
Title: Vice President

APOLLO SPN INVESTMENTS I (CREDIT), LLC

By:
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Extraction Oil & Gas Holdings, LLC

Stakeholder’s Agreement]

SERIES B PREFERRED INVESTOR:(1)

[ ]

By:
Name:
Title:

(1)  NTD: To be updated by OZ.

[Signature Page to Extraction Oil & Gas Holdings, LLC

Stakeholder’s Agreement]

EXHIBIT A